SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 23, 2002


                       ADVANCE DISPLAY TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



        COLORADO                       0-15224                     84-0969445
(State of Incorporation)          (Commission File              (IRS Employer ID
                                       Number)                       Number)


      7334 South Alton Way, Building 14, Suite F, Englewood, Colorado 80112
                    (Address of Principal Executive Offices)


                                 (303) 267-0111
                         (Registrant's Telephone Number,
                              including Area Code)


ITEM 5.  OTHER EVENTS

      Advance Display Technologies, Inc., the Registrant, issued a press release on May 24, 2002 relating to a letter of intent with Regent Worldwide Sales, LLC ("RWS") which is attached as Exhibit 99.1 to this report and incorporated herein by reference. Also attached as Exhibit 99.2 to this report and incorporated herein by reference is the letter of intent with RWS.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)    None

   (b)    None

   (c)    Exhibits

          99.1     Press Release dated May 24, 2002
          99.2 Letter of Intent with Regent Worldwide Sales, LLC dated May 23, 2002


Date:  May 28, 2002                       ADVANCE DISPLAY TECHNOLOGIES, INC.



                                          By: /s/ MATTHEW W. SHANKLE
                                             -----------------------------------
                                              Matthew W. Shankle
                                              President and
                                              Chief Executive Officer